SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      20-May-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-04                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class 1-A-1 $68,810,000.00 $2,415,770.03     $250,583.08
Class 1-X   $68,810,000.00         $0.00     $121,651.98
Class 2-A-1$304,502,000.00 $9,395,154.69   $1,371,814.86
Class 2-X  $304,502,050.00         $0.00     $291,814.46
Class C-B-1  $5,380,000.00     $6,003.47      $29,339.92
Class C-B-2  $2,498,000.00     $2,787.49      $13,622.89
Class C-B-3  $1,152,000.00     $1,285.50       $6,282.45
Class C-B-4  $1,153,000.00     $1,286.62       $6,287.90
Class C-B-5    $384,000.00       $428.50       $2,094.15
Class C-B-6    $385,242.00       $429.89       $2,100.92
Class 2-R           $50.00        $50.00           $0.24

           PPIS            Prin Loss     End Bal
Class 1-A-1          $0.00         $0.00  $66,394,229.97
Class 1-X            $0.00         $0.00  $66,394,229.97
Class 2-A-1          $0.00         $0.00 $295,106,845.31
Class 2-X            $0.00         $0.00 $295,106,845.31
Class C-B-1          $0.00         $0.00   $5,373,996.53
Class C-B-2          $0.00         $0.00   $2,495,212.51
Class C-B-3          $0.00         $0.00   $1,150,714.50
Class C-B-4          $0.00         $0.00   $1,151,713.38
Class C-B-5          $0.00         $0.00     $383,571.50
Class C-B-6          $0.00         $0.00     $384,812.11
Class 2-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class 1-A-1    1000.0000000    35.1078336
Class 1-X      1000.0000000     0.0000000
Class 2-A-1    1000.0000000    30.8541641
Class 2-X      1000.0000000     0.0000000
Class C-B-1    1000.0000000     1.1158866
Class C-B-2    1000.0000000     1.1158887
Class C-B-3    1000.0000000     1.1158854
Class C-B-4    1000.0000000     1.1158890
Class C-B-5    1000.0000000     1.1158854
Class C-B-6    1000.0000000     1.1158960
Class 2-R      1000.0000000  1000.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class 1-A-1       3.6416666   964.8921664     0.043700000
Class 1-X         1.7679404   964.8921664     0.021215285
Class 2-A-1       4.5051095   969.1458359     0.054061314
Class 2-X         0.9583333   969.1456767     0.011500000
Class C-B-1       5.4535167   998.8841134     0.065442203
Class C-B-2       5.4535188   998.8841113     0.065442203
Class C-B-3       5.4535156   998.8841146     0.065442203
Class C-B-4       5.4535126   998.8841110     0.065442203
Class C-B-5       5.4535156   998.8841146     0.065442203
Class C-B-6       5.4535071   998.8841040     0.065442203
Class 2-R         4.8000000     0.0000000     0.054100000

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

  20-May-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One